Earnings Call Presentation – 4Q 2021 Fourth Quarter 2021 Earnings January 31, 2022

Earnings Call Presentation – 4Q 2021 Cautionary Statements Regarding Forward-Looking Information This presentation may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Such statements involve known and unknown risks, uncertainties, and other factors, including but not limited to: • changes in the frequency and severity of insurance claims; • claim development and the process of estimating claim reserves; • the impacts of inflation; • product demand and pricing; • effects of governmental and regulatory actions; • litigation outcomes; • investment risks; • cybersecurity risks; • impact of catastrophes; and • other risks and uncertainties detailed in Kemper’s Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”). The COVID-19 outbreak and subsequent global pandemic (“Pandemic”) is an extraordinary catastrophe that creates unique uncertainties and risks. Kemper cannot provide any assurances as to the impacts of the Pandemic and related economic conditions on Kemper’s operating and financial results. Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this presentation, including any such statements related to the Pandemic. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures that the company believes are meaningful to investors. Non-GAAP financial measures have been reconciled to the most comparable GAAP financial measure. Preliminary Matters 2

Earnings Call Presentation – 4Q 2021 Deliver low double-digit ROE2 over time Create Long-Term Shareholder Value Leverage competitive advantages to grow returns and BVPS1 over time ¹ Book value per share 2 Return on equity Sustainable competitive advantages and build core capabilities Grow returns and book value per share over time Diversified sources of earnings; Strong capital/liquidity positions; Disciplined approach to capital management Consumer-related businesses with opportunities that: • Target specialty markets • Have limited, weak or unfocused competition • Require unique expertise (underwriting, claim, distribution, analytics and other) Strategic focus: 3

Earnings Call Presentation – 4Q 2021 Fourth Quarter 2021 Highlights ¹ Non-GAAP financial measure; please see reconciliation in appendix on pages 20-29 2 Return on average shareholders’ equity (5-point average) 3 As adjusted for acquisition; see reconciliation on Pages 26-29 4 Pandemic headwinds continued to impact margins Taking actions to return to target profitability • Inflation trends related to supply chain issues and labor shortages continued to drive loss costs, exceeding the benefits of rate and underwriting actions • Specialty P&C rate actions: Filed for 8% rate increase on ~57% of book, includes California • Preferred P&C rate actions: Filed for 12% rate increase on ~23% of book, ongoing repositioning of book to improve profitability 4th Quarter Overview Environmental pressures challenged 4Q21 financial results • Net loss of $106 million ($1.66) per share, as reported, or $101 million ($1.59) per share, as adjusted3 • Adjusted consolidated net operating loss1 of $131 million ($2.05) per share, as reported, or $126 million ($1.98) per share, as adjusted3 • (3)% ROAE2, (5)% ROAE2 excluding net unrealized gains on fixed maturities and goodwill1 • Generated $351 million of operating cash flow for the year • Dividends paid of $0.31 Shareholder Value Creation Strong capital and liquidity enables us to navigate environmental challenges • Holding company remains a source of strength for subsidiaries, with more than $900 million of liquidity • Debt-to-capital ratio of 21.9% remains within target range • Upsized and renewed multi-year occurrence and annual aggregate programs Capital Management and Financial Strength

Earnings Call Presentation – 4Q 2021 Focus is on restoring profitability and positioning businesses for growth in 2023 Fourth Quarter Financial Highlights Environmental headwinds impacted profitability and TBVPS growth As Reported As Adjusted1 Quarter Ended Quarter Ended (Dollars in millions, except per share amounts) Dec 31, 2021 Dec 31, 2020 Dec 31, 2021 Dec 31, 2020 Net Income (Loss) $(106) $98 $(101) $118 Net Income (Loss) – Per Diluted Share $(1.66) $1.46 $(1.59) $1.77 Adjusted Consolidated Net Operating Income (Loss)1 $(131) $106 $(126) $119 Adj. Consolidated Net Op. Income (Loss) – Per Diluted Share1 $(2.05) $1.59 $(1.98) $1.78 Catastrophe Losses $13 $6 AAC goodwill diluted TBVPS by $3.11 Tangible Book Value Per Common Share excluding unrealized gains1 $34.44 $41.65 Return on Avg. Tangible Common Equity1 (4.9)% 16.3% Dividend Paid to Shareholders Per Share $0.31 $0.30 Specialty PIF growth 17.9% 2.5% 4.5% 2.2% 5 ¹ As adjusted for acquisition; see reconciliation on Pages 26-29

Earnings Call Presentation – 4Q 2021 Restoration activities will persist through 2022 Review of Net Operating Income ¹ Non-GAAP financial measure; see reconciliation in appendix pages 20-29 4Q21 financial results pressured by environmental challenges 6 Three Months Ended, As Reported Dec. 31, Sep. 30, Jun. 30, Mar. 31, Dec. 31, Variance Dollars per Unrestricted Share - Diluted 2021 2021 2021 2021 2020 QoQ Net Income (Loss) (1.66)$ (1.18)$ (0.97)$ 1.85$ 1.46$ (3.12) (Income) Loss from Change in FV of Equity & Convertible Securities (0.27) 0.01 (0.50) (0.62) (0.86) 0.59 Investment Related (Gains)/Losses (0.27) (0.13) (0.24) (0.16) - (0.27) Net Impairment Losses 0.04 0.01 0.04 0.05 (0.01) 0.05 Acquisition Related Transaction, Integration & Other Costs 0.11 0.10 0.13 0.19 0.24 (0.13) Debt Extinguishment, Pension and Other Charges - - - - 0.76 (0.76) Adj. Consolidated Net Operating Income (Loss)1 (2.05) (1.19) (1.54) 1.31 1.59 (3.64) Sources of Volatility: Income (Loss) After-Tax From: Catastrophes (0.16) (0.40) (0.43) (0.33) (0.07) (0.09) - Solar Investment (0.05) 0.11 0.01 0.20 0.05 (0.10) Prior-year Reserve Development 0.01 (0.31) (1.01) - (0.10) 0.11 - Alternative Investment Income 0.29 0.27 0.38 0.32 0.27 0.02 - Impact of Purchase Accounting (0.07) (0.10) (0.15) (0.03) (0.05) (0.02) Total from Sources of Volatility 0.02$ (0.43)$ (1.20)$ 0.16$ 0.10$ (0.08)$

Earnings Call Presentation – 4Q 2021 Environmental Factors Pressuring Capital Generation & Returns Total Adjusted Return of BVPS Ex. Unrealized Gains on Fixed Maturities and Goodwill Return on Shareholders’ Equity 2016 2017 2018 2019 2020 2021 Book Value Per Share ex. Goodwill and Unrealized¹ Cumulative Dividends Per Share Paid $31.21 $31.10$29.66 $40.27 $46.76 $40.79 1.1% 8.0% 11.4% 24.7% 16.3% (4.9)%0.9% 6.6% 8.3% 16.3% 11.3% (3.2)% 2016 2017 2018 2019 2020 2021 ROATCE ROE ex. Unrealized Gains on Fixed Maturities Growth 38% • AAC goodwill diluted TBVPS by $3.11 • Infinity transaction diluted TBVPS by $3.84 • ROATCE measure captures investors’ compensation on tangible equity ¹ Non-GAAP financial measure; please see reconciliation in appendix on pages 20-29 2 Return on average tangible common equity (rolling 5 point avg.); please see reconciliation in appendix on pages 20-29 3 Return on average shareholder’s equity excluding unrealized gains on fixed maturities (rolling 5 point avg.); please see reconciliation in appendix on pages 20-29 2 3 7 Infinity Acq Closed 7/18 AAC Acq Closed 4/21

Earnings Call Presentation – 4Q 2021 27.6% 21.9% 23.0% 16.4% 20.4% 21.9% 2016 2017 2018 2019 2020 2021 Debt-to-Capital <30% Strong Balance Sheet with Well-Funded Insurance Entities Significant capital and liquidity positions Debt Cash Flow from Operating Activities $2.7B $4.8B$4.0B$2.7B Total Capitalization Parent Company Liquidity Risk-Based Capital Ratios¹ $299 $197 $101 $207 $733 $234 $385 $385 $540 $660 $700 $704 2016 2017 2018 2019 2020 2021 Borrowings Available Under Credit Agreement & from Subs HoldCo Cash & Investments (M M ) 415 430 410 355 340 345335 290 285 365 330 225 2016 2017 2018 2019 2020 2021 Life & Health P&C (ex. AU & AACC) (% ) $684 $867 $641$582 (M M ) $241 $241 $539 $534 $448 $351 2016 2017 2018 2019 2020 2021 $1,433 $5.7B Capital and liquidity positions enable us to navigate environment and position business for success $5.1B 8 $938 ¹ The estimated Risk-Based Capital Ratios are calculated at the Company Action Level

Earnings Call Presentation – 4Q 2021 2022 Reinsurance Program Highlights1 Renewed programs and upsized our catastrophe excess of loss reinsurance program Program is designed to mitigate risk and reduce cost of capital ▪ Catastrophe Excess of Loss (XOL) Reinsurance Program • Increased limits by $75M for 2022 commensurate with increased size of business • Program covers losses at 95% of $300M in excess of $50M • Limits align with our risk appetite and minimizes our cost of capital ▪ Aggregate Catastrophe Program • Increased retention by $5 million • Coverage: ‒ $50 million in excess of $65 million ‒ $500K deductible per storm ‒ Perils: All perils, excluding named storms (e.g., hurricanes) and earthquakes ‒ Covered Line: Property, Fire and Dwelling ▪ Minimal change in total reinsurance program costs vs 2021 9 $50 $50 $225 $300 2021 Program 2022 Program CAT XOL Program Retention Limit 5 % R eten tio n 5 % R eten tio n Coverage $75M $60 $65 $50 $50 2021 Program 2022 Program CAT Aggregate Retention Limit Retention $5M ¹Further reinsurance program details on slide 19.

Earnings Call Presentation – 4Q 2021 4.5% 4.5% 5.0% 4.4% 4.6% 4Q20 1Q21 2Q21 3Q21 4Q21 53% 18% 6% 5% 6% 3% 9% Other States/ Munis 67% 28% 4% 1% Diversified & Highly-Rated Portfolio Fixed Maturity Ratings $8.0 Billion A or Higher ≤ CCC B / BB BBB Diversified Portfolio with Consistent Returns Note: Charts may not balance due to rounding ¹ Equity securities excludes $333 million of Other Equity Interests of LP/LLC’s that have been reclassified into Alternative Investments • Portfolio continues to provide stable net investment income - 4.6% PTE annualized book yield • Investment portfolio is designed for growth of both income and total return • Steady investment income supports long- term business objectives $81 $76 $82 $80 $85 $22 $27 $32 $22 $23 4Q20 1Q21 2Q21 3Q21 4Q21 Core Portfolio Alternative Inv. Portfolio Net Investment Income¹ (M M ) $103 $108$102$114$103 Overview Corporates Short-term Alternatives¹ Equity¹ U.S. Gov’t Portfolio Composition Pre-Tax Equiv. Annualized Book Yield $10.4 Billion 10

Earnings Call Presentation – 4Q 2021 (10.0)% (8.0)% (6.0)% (4.0)% (2.0)% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0 % Significant, rapid drop in loss trend Implementing Pricing and Underwriting Actions to Combat Trend Actions take time to earn into financials; illustrative earned rate vs. trend comparison 11 Time (Not to Scale) Ea rn e d R at e a n d L o ss T re n d ( N o t to S ca le ) Target margins return when combination of earned rate and other underwriting actions exceed loss trend Δ Earned Rate Loss Trend (frequency & severity) Pre-Pandemic Lockdowns Re-Opening / Future Rate filed Rate to zero Predictable loss trend offset by rate Significant, rapid rise in loss trend Prior to 2020 2Q20 – 1Q21 Current+ Rate earning-in ILLUSTRATIVE LOSS TREND vs. RATE CYCLE Rate meeting / exceeding loss trend early 2022

Earnings Call Presentation – 4Q 2021 90.4 92.5 105.9 107.9 118.8 89.2 92.5 99.3 102.3 106.5 4Q20 1Q21 2Q21 3Q21 4Q21 Underlying Combined Ratio2 QTD YTD Specialty Property & Casualty Segment1 Environmental challenges continued to pressure near-term profitability ¹ As adjusted for acquisition; see reconciliation on Pages 26-29; 2 Non-GAAP financial measure; see reconciliation in appendix on pages 20-29; excludes impact of purchase accounting 3 Represents the percent of total book impacted in the quarter and the weighted average rate of actual filings; 4 Period rate goes into effect (% ) Key Highlights Positioned to navigate challenging environment and return to long-term profitability targets Rate Actions3 Overall Impact Filed Effective4 Written Earned % Prem Impacted Wtd Ave Rate % Prem Impacted Wtd Ave Rate Cumulative Impact on Specialty Personal Auto Book 3Q 2021 34% 3% 34% 3% 1.8% 0.1% 4Q 2021 57% 8% 37% 9% 3.6% 0.3% 1Q 2022 ~60% ~7% ~21% ~7% ~5.8% ~1.1% 12 • Inflation trends related to supply chain issues and labor shortages led to an increase in the underlying combined ratio2 • Corrective actions in progress • Unfavorable intra-year development of roughly 2pts related to increasing inflation in BI & metal losses • Earned rate will increase throughout 2022 and 2023 Key Metrics ($ in millions) 4Q’21 4Q’20 Change vs 4Q’20 Earned Premiums2 $1,032 $974 6.0% Underlying Loss & LAE Ratio2 99.6% 70.7% 28.9pts Underlying Expense Ratio2 19.2% 19.7% (0.5pts) Policies In-Force (000) 2,201 2,106 4.5% Specialty PPA (Rate Change Activity Since 2Q21)

Earnings Call Presentation – 4Q 2021 Preferred Property & Casualty Insurance Segment Primary focus on restoring profitability Key Highlights 103.1 97.6 111.3 114.6 127.1 77.6 78.8 89.1 81.5 73.7 4Q20 1Q21 2Q21 3Q21 4Q21 Underlying Combined Ratio¹ Auto Home & Other Profitability impacted by severity challenges ¹ Non-GAAP financial measure; please see reconciliation in appendix on pages 20-29 2 Represents the percent of total book impacted in the quarter and the weighted average rate of actual filings; 3 Period rate goes into effect • Underlying combined ratio1 in segment increased to 107% for the quarter • Increase driven by elevated severity trends • Unfavorable intra-year development of roughly 2pts related to increasing inflation in BI & metal losses (% ) 13 Key Metrics ($ in millions) 4Q’21 4Q’20 Change vs 4Q’20 Auto Earned Premiums $101 $107 (5.6)% Policies In-Force (000) 205 219 (6.4)% Home & Other Earned Premiums $61 $62 (0.1)% Policies In-Force (000) 212 213 (0.5)% Rate Actions2 Overall Impact Filed Effective3 Written Earned % Prem Impacted Wtd Ave Rate % Prem Impacted Wtd Ave Rate Cumulative Impact on Preferred Personal Auto Book 3Q 2021 39% 4% 31% 6% 1.6% 0.1% 4Q 2021 23% 12% 21% 6% 2.9% 0.1% 1Q 2022 ~17% ~10% ~17% ~13% ~5.2% ~0.5% Preferred Personal Auto (Rate Change Activity Since 2Q21)

Earnings Call Presentation – 4Q 2021 Life & Health Insurance Segment New Covid variants continue to impact Life results Note: Chart may not balance due to rounding ¹ Excludes other income and solar credit impairment (M M ) • Life Earned Premium increased $5.0 million (5%) in Q4’21 to $101.5 million, due to cumulative persistency improvement • Persistency remained elevated over pre-Pandemic levels (2017-2019) • Annualized Life new business sales remain above historical levels • Life claim activity above pre-Pandemic levels and remains in-line with national mortality trends Key Highlights $162 $161 $164 $164 $164 $53 $51 $52 $48 $51 4Q20 1Q21 2Q21 3Q21 4Q21 Revenues1 Earned Premiums Net Investment Income $215$217$212$215 $213 Improved Life persistency and continued growth in new business sales position business for long-term profitability 14 Key Metrics ($ in millions except per policy amounts) 4Q’21 4Q’20 Change vs 4Q’20 L&H Net Operating Income $5 $9 (44.4)% Life Face Value of In-Force $20,430 $19,859 2.9% Avg. Face per Policy $6,192 $5,909 4.8% Avg. Premium per Policy Issued $541 $492 10.0%

Earnings Call Presentation – 4Q 2021 Appendix 15

Earnings Call Presentation – 4Q 2021 ….to create value for all our stakeholders A Leading Specialized Insurer Taking advantage of a diversified portfolio of niche businesses…. Founded in 1990 and headquartered in Chicago, with subsidiaries writing policies since 1911 ~6.5M Policies ~35,400 Agents/Brokers ~10,300 Employees Preferred personal lines insurance providing preferred automobile, homeowners and other personal insurance products ~$15B Assets Specialty P&C insurance providing personal and commercial automobile insurance products Life and health insurance providing life, supplemental benefits, and other property insurance products 16

Earnings Call Presentation – 4Q 2021 Capital Deployment Priorities Dedicated to being good stewards of capital Management and capital deployment priorities focused on maximizing shareholder value 1. Investment in the business • Fund profitable organic growth at appropriate risk-adjusted returns • Strategic investments and acquisitions that enhance the business and meet or exceed our ROE targets over time 2. Return capital to shareholders • Repurchase shares opportunistically • Maintain competitive dividends 17

Earnings Call Presentation – 4Q 2021 Solar Energy Investment: In Line with Environmental Impact Goals $100 million commitment to solar energy partnership investment generating attractive returns 18 • In conjunction with Sunrun, invested in a diversified group of residential solar energy projects • Opportunity to provide renewable energy solutions for homeowners that benefits the environment • Expect to earn an attractive return that will primarily be recognized as tax credits / deductions as well as operating cash flows - Due to tax profile of transaction, this investment needs to be evaluated on after-tax basis • Majority of financial benefits will be recognized over the next two years - Will reduce our Effective Tax Rate over next two years - Largest impact is expected to have taken place in 1Q’21 Reporting on Income Statement Line Items Continue to optimize our capital management through investments with attractive returns and cash flows Key Metrics ($ in millions, except per share data) 4Q’20 1Q’21 2Q’21 3Q’21 4Q’21 Cumulative Revenue Reduction $ -- $15.4 $7.7 $23.8 $14.3 $61.2 Per Share $ -- $(0.23) $(0.12) $(0.37) $(0.22) $(0.94) Tax Credit / Deductions $3.2 $28.6 $8.6 $30.6 $11.2 $82.2 Per Share $0.05 $0.43 $0.13 $0.48 $0.18 $1.27 Net Benefit (Loss) $3.2 $13.2 $0.9 $6.8 $(3.1) $21.0 Per Share $0.05 $0.20 $0.01 $0.11 $(0.05) $0.32

Earnings Call Presentation – 4Q 2021 2022 Reinsurance Program Renewed programs and upsized our catastrophe reinsurance program • Policy placed at 1/1/22 upsized relative to prior four years - New limit aligned with risk-appetite to cover 1-in-200 occurrence - Minimizes rating agency cost of capital • Total coverage: 95% of $300 million in excess of $50 million Catastrophe Reinsurance Program (Multi-Year) • Increased retention vs. 2021 program – Intended to reduce volatility from high- frequency, low severity events • Coverage – $50 million in excess of $65 million – $500K deductible per storm – Perils: All perils, excluding named storms (e.g., hurricanes) and earthquakes – Covered Line: Property, Fire and Dwelling Aggregate Catastrophe Program 2022 Aggregate Catastrophe Reinsurance Program 19

Earnings Call Presentation – 4Q 2021 Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trend in book value per share, excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities and goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains on fixed income securities and goodwill in conjunction with book value per share to identify and analyze the change in net worth excluding goodwill attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. Non-GAAP Financial Measures 20 2021 2020 2019 2018 2017 2016 Book Value Per Share 62.93$ 69.74$ 59.59$ 47.10$ 41.11$ 38.52$ Less: Net Unrealized Gains on Fixed Maturities Per Share (7.89) (11.07) (6.51) (1.70) (5.54) (3.52) Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities 55.04$ 58.67$ 53.08$ 45.40$ 35.57$ 35.00$ Less: Goodwill (20.60) (17.02) (16.72) (17.18) (6.28) (6.30) Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill 34.44$ 41.65$ 36.36$ 28.22$ 29.29$ 28.70$ For the Periods Ended

Earnings Call Presentation – 4Q 2021 Return on Equity Non-GAAP Financial Measures 21 2021 2020 2019 2018 2017 2016 Rolling 12 Month Return on Average Shareholders' Equity (5 Point Avg) (2.8)% 9.8% 14.8% 7.7% 5.9% 0.8% Less: Net Unrealized Gains on Fixed Maturities (0.4)% 1.5% 1.5% 0.6% 0.7% 0.1% Rolling 12 Month Return on Average Shareholders' Equity Excluding Net Unrealized Gains on Fixed Maturities (5 Point Avg) (3.2)% 11.3% 16.3% 8.3% 6.6% 0.9% Less: Goodwill (1.7)% 5.0% 8.4% 3.1% 1.4% 0.2% Rolling 12 Month Return on Average Shareholders' Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill (5 Point Avg) (4.9)% 16.3% 24.7% 11.4% 8.0% 1.1% For the Periods Ended

Earnings Call Presentation – 4Q 2021 Kemper believes that Adjusted Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Income (Loss) from Change in Fair Value of Equity and Convertible Securities, Net Realized Gains on Sales of Investments and Impairment Losses related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Acquisition Related Transaction and Integration Costs may vary significantly between periods and are generally driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting process. Debt Extinguishment, Pension and Other Charges relate to (i) loss from early extinguishment of debt, which is driven by the Company’s financing and refinancing decisions and capital needs, as well as external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process; (ii) settlement of pension plan obligations which are business decisions are made by the Company, the timing of which is unrelated to the underwriting process; and (iii) other charges that are non-standard, not part of the ordinary course of business, and unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends. Non-GAAP Financial Measures 22

Earnings Call Presentation – 4Q 2021 Diluted Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share is a non-GAAP financial measure computed by dividing Adjusted Consolidated Net Operating Income (Loss) attributed to unrestricted shares by the weighted-average unrestricted shares and equivalent shares outstanding. The most directly comparable GAAP financial measure is Diluted Net Income (Loss) Per Unrestricted Share. Kemper believes that Diluted Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Income from change in fair value of equity and convertible securities, net realized gains on sales of investments, impairment losses related to investments, acquisition related transaction, integration and other costs and loss from early extinguishment of debt included in Kemper’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the company’s investments, the timing of which is unrelated to the insurance underwriting process. Non-GAAP Financial Measures 23 Per Unrestricted Share 4Q21 3Q21 2Q21 1Q21 4Q20 Net Income (Loss) - Diluted (1.66)$ (1.18)$ (0.97)$ 1.85$ 1.46$ Net (Income) Loss From: Change in Fair Value of Equity & Convertible Securities (0.27) 0.01 (0.50) (0.62) (0.86) Net Realized Gains on Sales of Investments (0.27) (0.13) (0.24) (0.16) - Impairment Losses 0.04 0.01 0.04 0.05 (0.01) Acquisition Related Transaction, Integration and Other Costs 0.11 0.10 0.13 0.19 0.24 Debt Extinguishment, pension and other charges - - - - 0.76 Adj. Consolidated Net Operating Income (Loss) - Diluted (2.05)$ (1.19)$ (1.54)$ 1.31$ 1.59$ For the Three Months Ended

Earnings Call Presentation – 4Q 2021 Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding total incurred losses and LAE, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. Non-GAAP Financial Measures 24

Earnings Call Presentation – 4Q 2021 Underlying Combined Ratio – Continued Non-GAAP Financial Measures 25 4Q21 3Q21 2Q21 1Q21 4Q20 Specialty P&C Insurance Combined Ratio as Reported 118.9% 111.6% 116.1% 93.5% 91.7% Current Year Catastrophe Loss and LAE Ratio (0.2)% (0.3)% (0.8)% (0.2)% (0.6)% Prior Years Non-Catastrophe Losses and LAE 0.7% (2.4)% (8.0)% 0.2% 0.2% Prior Years Catastrophe Losses and LAE Ratio 0.0% 0.0% 0.0% 0.0% 0.0% Underlying Combined Ratio 119.4% 108.9% 107.3% 93.5% 91.3% Preferred P&C Insurance Combined Ratio as Reported 115.5% 116.6% 118.9% 105.4% 96.2% Current Year Catastrophe Loss and LAE Ratio (4.6)% (14.3)% (14.8)% (14.8)% 3.1% Prior Years Non-Catastrophe Losses and LAE (5.2)% 0.0% (3.1)% (0.1)% (5.6)% Prior Years Catastrophe Losses and LAE Ratio 1.2% (0.1)% 2.1% 0.2% (0.1)% Underlying Combined Ratio 106.9% 102.2% 103.1% 90.7% 93.6% Preferred Auto Combined Ratio as Reported 135.5% 117.4% 117.3% 99.5% 112.3% Current Year Catastrophe Loss and LAE Ratio (1.3)% (2.6)% (2.7)% (0.6)% (0.4)% Prior Years Non-Catastrophe Losses and LAE (7.2)% (0.1)% (3.5)% (1.2)% (9.2)% Prior Years Catastrophe Losses and LAE Ratio 0.1% (0.1)% 0.2% (0.1)% 0.4% Underlying Combined Ratio 127.1% 114.6% 111.3% 97.6% 103.1% Preferred Home & Other Combined Ratio as Reported 82.5% 115.2% 121.8% 115.7% 68.6% Current Year Catastrophe Loss and LAE Ratio (10.1)% (33.9)% (35.8)% (39.5)% 9.2% Prior Years Non-Catastrophe Losses and LAE (1.8)% 0.2% (2.3)% 1.9% 0.6% Prior Years Catastrophe Losses and LAE Ratio 3.1% 0.0% 5.4% 0.7% (0.8)% Underlying Combined Ratio 73.7% 81.5% 89.1% 78.8% 77.6% For the Three Months Ended

Earnings Call Presentation – 4Q 2021 As Adjusted for Acquisition amounts are non-GAAP financial measures. Subsequent to the applicable acquisitions, the As Adjusted for Acquisitions amounts are computed by subtracting the impact of purchase accounting adjustments from the comparable consolidated GAAP financial measure reported by Kemper. The Company believes computing and presenting results on an adjusted basis are useful to investors and are used by management to provide meaningful and comparable year-over-year comparisons. Non-GAAP Financial Measures 26

Earnings Call Presentation – 4Q 2021 As Adjusted for Acquisition – Continued Non-GAAP Financial Measures ¹ As Adjusted is a non-GAAP measure, which is comprised by excluding impact of purchase accounting in 2020 and 2021 and including historical results of Kemper and AAC in periods prior to acquisition date of April 1, 2021. 27 ($ in millions, except per share data) 31-Dec-21 30-Sep-21 30-Jun-21 31-Mar-21 31-Dec-20 Earned Premiums Kemper - GAAP As Reported 1,359.1$ 1,356.1$ 1,337.7$ 1,200.8$ 1,214.0$ AAC - Prior to Acquisition - - - 87.9 91.2 As Adjusted 1 1,359.1$ 1,356.1$ 1,337.7$ 1,288.7$ 1,305.2$ Net Income (Loss) Kemper - GAAP As Reported (105.8)$ (75.3)$ (62.6)$ 123.2$ 97.5$ AAC - Prior to Acquisition - - - 6.1 16.9 Less: Impact of Purchase Accounting (4.5) (6.7) (10.1) (1.8) (3.2) As Adjusted 1 (101.3)$ (68.6)$ (52.5)$ 131.1$ 117.6$ As Adjusted 1 - Per Diluted Share (1.59)$ (1.08)$ (0.82)$ 1.97$ 1.77$ Adjusted Consolidated Net Operating Income (Loss) Kemper - GAAP As Reported (130.8)$ (75.8)$ (99.4)$ 87.2$ 105.8$ AAC - Prior to Acquisition - - - 12.3 9.5 Less: Impact of Purchase Accounting (4.5) (6.7) (10.1) (1.8) (3.2) As Adjusted 1 (126.3)$ (69.1)$ (89.3)$ 101.3$ 118.5$ As Adjusted 1 - Per Diluted Share (1.98)$ (1.08)$ (1.39)$ 1.52$ 1.78$ Three Months Ended

Earnings Call Presentation – 4Q 2021 As Adjusted for Acquisition – Continued Non-GAAP Financial Measures ¹ As Adjusted is a non-GAAP measure, which is comprised by excluding impact of purchase accounting in 2020 and 2021 and including historical results of Kemper and AAC in periods prior to acquisition date of April 1, 2021. 28 Specialty P&C Insurance Segment ($ in millions) 31-Dec-21 30-Sep-21 30-Jun-21 31-Mar-21 31-Dec-20 Earned Premiums Kemper Specialty P&C - GAAP As Reported 1,032.3$ 1,028.3$ 1,010.3$ 877.6$ 882.4$ AAC - Prior to Acquisition - - - 87.9 91.2 As Adjusted 1 1,032.3$ 1,028.3$ 1,010.3$ 965.5$ 973.6$ Current Year Non-CAT Losses and LAE Kemper Specialty P&C - GAAP As Reported 1,028.5$ 924.4$ 877.4$ 650.0$ 626.2$ AAC - Prior to Acquisition - - - 62.0 62.4 Less: Impact of Purchase Accounting Amortization of Fair Value Adjustment to Unpaid Loss and LAE 0.2 0.3 0.3 0.4 0.4 As Adjusted 1 1,028.3$ 924.1$ 877.1$ 711.6$ 688.2$ Insurance Expenses Kemper Specialty P&C - GAAP As Reported 204.4$ 194.2$ 205.6$ 170.3$ 179.1$ AAC - Prior to Acquisition - - - 13.1 17.2 Less: Impact of Purchase Accounting 5.9 8.6 12.9 2.3 4.1 As Adjusted 1 198.5$ 185.6$ 192.7$ 181.1$ 192.2$ As Adjusted 1 Underlying Combined Ratio As Adjusted 1 Underlying Loss & LAE Ratio 99.6% 89.9% 86.8% 73.7% 70.7% As Adjusted 1 Expense Ratio 19.2% 18.0% 19.2% 18.8% 19.7% As Adjusted 1 Underlying Combined Ratio 118.8% 107.9% 105.9% 92.5% 90.4% Three Months Ended

Earnings Call Presentation – 4Q 2021 As Adjusted for Acquisition – Continued Non-GAAP Financial Measures ¹ As Adjusted is a non-GAAP measure, which is comprised by excluding impact of purchase accounting in 2020 and 2021 and including historical results of Kemper and AAC in periods prior to acquisition date of April 1, 2021. 29 Specialty Personal Automobile Insurance ($ in millions) 31-Dec-21 30-Sep-21 30-Jun-21 31-Mar-21 31-Dec-20 Earned Premiums Kemper Specialty P&C - GAAP As Reported 918.1$ 920.6$ 909.6$ 785.4$ 796.1$ AAC - Prior to Acquisition - - - 87.9 91.2 As Adjusted 1 918.1$ 920.6$ 909.6$ 873.3$ 887.3$ Current Year Non-CAT Losses and LAE Kemper Specialty P&C - GAAP As Reported 938.5$ 843.9$ 805.1$ 586.4$ 569.1$ AAC - Prior to Acquisition - - - 62.0 62.4 Less: Impact of Purchase Accounting Amortization of Fair Value Adjustment to Unpaid Loss and LAE 0.2 0.3 0.2 0.3 0.3 As Adjusted 1 938.3$ 843.6$ 804.9$ 648.1$ 631.2$ Insurance Expenses Kemper Specialty P&C - GAAP As Reported 184.3$ 176.0$ 187.7$ 155.3$ 162.8$ AAC - Prior to Acquisition - - - 13.1 17.2 Less: Impact of Purchase Accounting 5.5 8.1 12.4 1.8 3.3 As Adjusted 1 178.8$ 167.9$ 175.3$ 166.6$ 176.7$ As Adjusted 1 Underlying Combined Ratio As Adjusted 1 Underlying Loss & LAE Ratio 102.2% 91.6% 88.5% 74.2% 71.1% As Adjusted 1 Expense Ratio 19.5% 18.2% 19.3% 19.1% 19.9% As Adjusted 1 Underlying Combined Ratio 121.7% 109.9% 107.8% 93.3% 91.1% Three Months Ended